UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On October 23, 2023, the Board of Directors (the “Board”) of Albemarle Corporation (the “Company” or “Albemarle”) and Scott Tozier, Executive Vice President and Chief Financial Officer, determined that Mr. Tozier will transition from his current role to serving in an advisory capacity as an employee of the Company, effective November 6, 2023, and continuing through February 28, 2025. In such advisory role, Mr. Tozier’s compensation will initially remain unchanged through December 31, 2023 and, starting January 1, 2024, will be $10,000 per month. The Company will also pay for costs associated with Mr. Tozier’s continuing medical, dental, and vision insurance coverages. Mr. Tozier will remain eligible to participate in the Company’s retirement savings and defined contribution pension benefits plans.

(c)    Mr. Tozier will be succeeded by Neal Sheorey, age 47, as Executive Vice President and Chief Financial Officer. Mr. Sheorey will join Albemarle from The Dow Chemical Company (“Dow”), a global materials science company, where he served for more than 20 years in progressive finance, business, and corporate leadership roles. Since 2020, he has been Senior Vice President of Dow’s Coatings & Performance Monomers business unit. Prior to his current role, Mr. Sheorey served as Dow’s Vice President, Investor Relations from 2016-2020. Mr. Sheorey received his Master of Business Administration from the University of Michigan and Bachelor of Science in Chemical Engineering from Northwestern University.

The material terms and conditions of Mr. Sheorey’s employment, effective upon his employment beginning November 6, 2023, are summarized below:

•Annual base salary of $600,000;

•Sign-on bonus of $300,000, subject to pro rata repayment in the event Mr. Sheorey voluntarily resigns from employment prior to the second anniversary of his start date;

•Participation in the Company’s annual incentive plan (“AIP”), with a 2023 target bonus of 80% of eligible earnings, pro rated based on the number of months employed in 2023;

•A sign-on grant of restricted stock units (“RSUs”) with a value at the time of grant equal to $700,000, vesting in three equal increments on each of the first, second and third anniversary of Mr. Sheorey’s start date;

•A long-term incentive grant under the Company’s long-term incentive plan for 2024 with a total target value of $1,500,000, to be awarded during the first quarter of 2024, expected to be a combination of performance share units, RSUs and/or stock options;

•Severance benefits upon a termination of employment by the Company without cause in accordance with Albemarle’s standard executive severance practice, which currently include 1.5 years of annual base salary at the time of termination plus 1.5 times the target bonus under the AIP for the year during which termination occurs;

•Eligibility to participate in the Company’s standard benefit programs for executives; and

•The same change in control benefits as provided to the Company’s named executive officers (other than the Chief Executive Officer).

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2023, the Board amended and restated the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”) to clarify and implement certain procedural and disclosure requirements for shareholders nominating individuals for election or reelection as directors at the Company’s annual or special meetings of shareholders in connection with the “universal proxy” rules adopted by the Securities and Exchange Commission pursuant to Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Amendments also include other technical, clarifying, and modernizing revisions.

Amendments to the Bylaws include requirements that a shareholder nominating an individual for election or reelection as a director (i) provide all information required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Section 14 of the Exchange Act; (ii) provide the nominee’s written consent to being named in the Company’s proxy card; (iii) satisfy all requirements of Rule 14a-19 and provide evidence thereof; and (iv) use a proxy card color other than white, which is reserved for the Company’s proxy card.

The foregoing description of the amendment and restatement of the Bylaws is qualified in its entirety by reference to the full text of the Company’s Bylaws, as amended and restated, attached as Exhibit 3.1 and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On October 26, 2023, the Company issued a press release regarding the appointment of Mr. Sheorey as Executive Vice President and Chief Financial Officer. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Exhibit
3.1	Albemarle Corporation Amended and Restated Bylaws (Effective October 23, 2023)
99.1	Albemarle Press Release, dated October 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date:	October 26, 2023	By:	/s/ Kristin M. Coleman
Kristin M. Coleman
Executive Vice President, General Counsel and Corporate Secretary